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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 2-76324, 2-88042, 2-94922, 33-2525, 33-21102
and No. 33-41465 on Form S-8.

                                          ARTHUR ANDERSEN LLP

San Jose, California
October 26, 1995